Neuberger & Berman Income Trust Registered
               Supplement to the Prospectus dated February 3, 1997

     The Board of Trustees voted on September 24, 1997 to recommend to the shareholders of Neuberger & Berman Ultra Short Bond Trust ("Ultra Short") a transaction in which Ultra Short would sell substantially all of its assets to Neuberger & Berman Limited Maturity Bond Trust ("Limited Maturity"), effective at the close of business on February 27, 1998. Shareholders of Ultra Short would receive shares of Limited Maturity in exchange for their shares of Ultra Short, and Ultra Short would cease operations.


     The date of this Supplement is September 25, 1997.